UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 24, 2013 (June 24, 2013)

HARRIS & HARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-11576 (Commission File Number)	13-3119827 (IRS Employer Identification No.)

1450 Broadway
New York, New York 10018

(Address of principal executive offices and zip code)

(212) 582-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 24, 2013, Harris & Harris Group, Inc. (the "Company") notes the announcement by Solazyme, Inc., that it has agreed to dissolve its joint venture with Roquette Frères, S.A., Solazyme Roquette Nutritionals, LLC, in accordance with the Joint Venture and Operating Agreement dated November 3, 2010, by and between Roquette and Solazyme. The parties expect the formal dissolution to occur in the coming weeks. Solazyme's press release may be viewed at http://solazyme.com/media/2013-06-24. The Company is an investor in publicly traded Solazyme, Inc.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 24, 2013	HARRIS & HARRIS GROUP, INC.

		By:	/s/ Daniel B. Wolfe
Daniel B. Wolfe
President